SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the Securities
			   Exchange Act of 1934


Date of Report (Date of earliest event reported) November 12, 1998



				SPRINT CORPORATION
	(Exact name of Registrant as specified in its charter)


     Kansas		     0-4721			 48-0457967
   (State of 	  (Commission 	    (I.R.S. Employer
 Incorporation)	  File Number)	   Identification No.)

 2330 Shawnee Mission Parkway, Westwood, Kansas   66205
(Address of principal executive offices)		(Zip Code)


Registrant's telephone number, including area code 	(913) 624-3000


  (Former name or former address, if changed since last report)


	  P. O. Box 11315, Kansas City, Missouri 64112
	(Mailing address of principal executive offices)

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit  99     Computation of Supplemental Pro Forma
				  Ratios of Earnings To Fixed Charges




                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           SPRINT CORPORATION



                           By  /s/ Michael T. Hyde
                               Michael T. Hyde
                               Assistant Secretary
Dated: November 12, 1998

                          EXHIBIT INDEX

Exhibit
Number    		Description                                    Page

Exhibit  99     	Computation of Supplemental Pro Forma
			Ratios of Earnings To Fixed Charges